Roundhill Alerian LNG ETF
Schedule of Investments
September 30, 2023 (Unaudited)
	Shares	Value
COMMON STOCKS — 98.4%
Electric — 7.4%
Dominion Energy, Inc.	207	$9,247
Sempra	207	14,082
Tokyo Electric Power Co. Holdings, Inc. (a)(b)	7,200	32,269
		55,598
Gas — 5.3%
ENN Energy Holdings, Ltd. (b)	4,200	34,858
Korea Gas Corp. (a)(b)	261	4,623
		39,481
Oil & Gas — 38.8% (d)
Chevron Corp.	87	14,670
Exxon Mobil Corp.	129	15,168
Kunlun Energy Co., Ltd. (b)	18,000	15,514
Santos, Ltd. (b)	21,396	109,091
Shell PLC (b)	462	14,921
Tellurian, Inc. (a)	4,086	4,740
TotalEnergies SE (b)	228	15,041
Woodside Energy Group, Ltd. (b)	4,284	100,891
		290,036
Pipelines — 35.3% (d)
Cheniere Energy, Inc.	747	123,972
Enbridge, Inc. (b)	441	14,694
Excelerate Energy, Inc. - Class A	639	10,888
Golar LNG, Ltd. (b)	1,326	32,169
Kinder Morgan, Inc.	486	8,058
Koninklijke Vopak NV (b)	321	11,018
New Fortress Energy, Inc.	954	31,272
NextDecade Corp. (a)	3,300	16,896
Petronas Gas Bhd. (b)	4,194	15,042
		264,009
Transportation — 11.6%
Cool Co., Ltd. (b)	441	6,047
FLEX LNG, Ltd. (b)	687	20,720
Korea Line Corp. (a)(b)	252	332
Misc Bhd. (b)	7,914	11,934
Mitsui O.S.K. Lines, Ltd. (b)	600	16,525
Qatar Gas Transport Co., Ltd. (b)	30,411	31,079
		86,637
TOTAL COMMON STOCKS (Cost $741,197)		735,761

SHORT-TERM INVESTMENTS - 11.2%
Money Market Fund — 11.2%
First American Government Obligations Fund, Class X, 5.26% (c)	83,737	83,737
TOTAL SHORT-TERM INVESTMENTS (Cost $83,737)		83,737

TOTAL INVESTMENTS (Cost $824,934) — 109.6%		819,498
Other assets and liabilities, net — (9.6)%		(72,057)
NET ASSETS — 100.0%		$747,441

PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Foreign issued security, or represents a foreign issued security.
(c)	The rate shown is the seven day yield at period end.
(d)	To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

Percentages are stated as a percent of net assets.

	COUNTRY	Percentage of Net Assets
	United States	33.3%
	Australia	28.1%
	Bermuda	9.9%
	Japan	6.5%
	Cayman Islands	4.7%
	Qatar	4.1%
	Malaysia	3.6%
	France	2.0%
	United Kingdom	2.0%
	Canada	2.0%
	Netherlands	1.5%
	Republic of Korea	0.7%
	Total Country	98.4%
	SHORT-TERM INVESTMENTS	11.2%
	TOTAL INVESTMENTS	109.6%
	Other assets and liabilities, net	-9.6%
	NET ASSETS	100.0%

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels.
Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs
(including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The Fund did not hold any investments during the period with significant unobservable inputs which would be classified as Level 3.

The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of September 30, 2023:

	Level 1	Level 2	Level 3	Total
Investments - Assets:
Common Stocks*	$735,761	$-	$-	$735,761
Money Market Fund	83,737	-	-	83,737
Total Investments - Assets	$819,498	$-	$-	$819,498

* See the Schedule of Investments for industry classifications.